1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

May2020


1ST SECURITY BANK

"...Build a truly great place to work and bank."

-FSBW Vision Statement

1ST SECURITY BANK

FS BANCORP, INC.

Forward Looking Statements

When used in this presentation and in other documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), in presentations or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include but are not limited to, the following: the effect of the COVID-19 pandemic, including on the Company's credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets, including as a result of the COVID-19 pandemic; the Company's ability to execute its plans to grow its residential construction lending, mortgage banking, and warehouse lending operations, and the geographic expansion of its indirect home improvement lending; secondary market conditions for loans and the Company's ability to originate loans for sale and sell loans in the secondary market; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC which are available on its website at www.fsbwa.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that the Company makes in this presentation and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be incorrect because of the inaccurate assumptions the Company might make, because of the factors illustrated above or because of other factors that cannot be foreseen. Therefore, these factors should be considered in evaluating the forward looking statements, and undue reliance should not be placed on such statements. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause the Company's actual results for 2020 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company and could negatively affect its operating and stock performance.

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE OVERVIEW

- **Total Assets:** $1.85 billion (at 3/31/2020)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 22 (Including headquarters)
- **Loan Production Offices:** 8
- **ATM Locations:** 25
- **Year Established:** 1936
- **Quarterly Dividend:** $0.21*

1st Security Bank Branches
Aberdeen, Capitol Hill, Centralia, Edmonds, Elma, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup *(2 branches)*, Sequim, Silverdale, Westport

Home Lending Offices
Bellevue, Everett, Mill Creek, Mountlake Terrace, Port Orchard, Poulsbo, Puyallup, Tri-Cities

Administrative Center
Mountlake Terrace


Port Angeles
Sequim
Port Townsend
Hadlock
Everett
Lynnwood
Edmonds
Mill Creek
Poulsbo
Mountlake Terrace
Overlake
Capitol Hill
Bellevue
Port Orchard
Silverdale
Ocean Shores
Westport
Aberdeen
Montesano
Elma
Olympia
Lacey
Puyallup
(2 branches)
Tri-Cities
Centralia

*29th Consecutive Dividend Paid

1ST SECURITY BANK

FS BANCORP, INC.

EXECUTIVE MANAGEMENT

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	*17*	*20+*
	Erin Burr	*EVP, Chief Risk Officer*	*11*	*20+*
	Matthew Mullet	*EVP, Chief Financial Officer*	*9*	*15+*
	Kelli Nielsen	*EVP, Retail Banking & Marketing*	*4*	*25+*
	Robert Fuller	*EVP, Chief Credit Officer*	*7*	*30+*
	Dennis O'Leary	*EVP, Chief Lending Officer*	*9*	*30+*
	Vickie Jarman	*EVP, Chief Human Resources Officer*	*18*	*15+*
	Donn Costa	*EVP, Home Lending*	*9*	*30+*

1ST SECURITY BANK

FS BANCORP, INC.

CULTURE & HISTORY

Vision: Build a truly great place to work and bank

Mission: Live our Core Values and 'WOW' each other and our customers every day

Guiding Principles:
- Employ smart, driven, and nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good-to-Great Lessons

Year	Milestone
1936	Founded in 1936 as a credit union
2004	Converted to a state chartered mutual savings bank on April 1, 2004
2012	Converted to a stock savings bank on July 9, 2012
2016	Completed a four branch acquisition in Q1 2016 resulting in $186.0M in new relationship based deposits
2017	Raised $27.6M in Capital ($25.6M net) w/secondary offering
2018	Completed Anchor Bancorp acquisition on November 15, 2018
2020	Announced twenty-ninth consecutive quarterly cash dividend of $0.21 per share

DEPOSIT FRANCHISE

Deposits by County (1)

County	Market Rank	Number of Branches	Deposits In Market ($000)	Deposit Market Share (%)	Percent of State Franchise (%)	Percent of National Franchise (%)	2020 Total Population (Actual)	2010-2020 Population Change (%)	2020-2025 Projected Population Change (%)	2020 Median Household Income ($)	2020-2025 Projected HH Income Change (%)
Washington (WA)											
Snohomish	7	4	516,750	4.11	38.38	38.38	835,811	17.17	6.77	92,792	15.48
Grays Harbor	3	6	195,133	20.85	14.49	14.49	75,056	3.10	3.15	50,519	9.68
Clallam	3	2	161,663	8.57	12.01	12.01	77,889	9.08	4.98	53,747	11.93
King	21	2	128,927	0.15	9.58	9.58	2,283,504	18.24	6.96	100,993	16.17
Jefferson	3	2	103,926	17.35	7.72	7.72	32,369	8.36	4.78	61,464	11.10
Pierce	19	2	86,581	0.70	6.43	6.43	909,535	14.37	6.23	75,382	16.15
Thurston	13	2	86,563	2.13	6.43	6.43	293,681	16.42	6.63	76,227	13.25
Kitsap	13	2	37,549	1.12	2.79	2.79	274,734	9.40	5.06	81,892	15.27
Lewis	9	1	29,399	2.75	2.18	2.18	80,925	7.25	4.47	53,490	16.28
WA Totals		**23**	**1,346,491**		**100.00**	**100.00**	**4,863,504**				
Weighted Average: Washington Franchise								**12.92**	**5.75**	**76,999**	**13.85**
Aggregate: Entire State of Washington							**7,702,023**	**14.54**	**6.20**	**78,344**	**14.70**
Aggregate: National							**330,342,293**	**7.00**	**3.27**	**66,010**	**9.87**

Weighted Average is calculated as the sum of (Percent of State/National Franchise * demographic item) within each market.
Banks, Thrifts, and Savings Banks included (Retail Branches Only)

Note: National Franchise does not include deposits held in US. Territories and other non-states, excluding District of Columbia.

Demographic data is provided by Claritas based primarily on US Census data. For non-census year data, Claritas uses samples and projections to estimate the demographic data. SNL performs calculations on the underlying data provided by Claritas for some of the data presented on this page. For more information on Claritas's methodology, see https://www.snl.com/help/Docs/Claritas_Current_Demographic_Methodology.pdf

Note: All dollars in thousands
(1) From SNL Financial September 30, 2019

Washington State Deposit Footprint


Mount Vernon
Oak Harbor
Arlington
Marysville
Everett
Edmonds
Seattle
Bremerton
Kirkland
Sammamish
Renton
Kent
Covington
Tacoma
Olympia
Shelton
Westport
Chehalis
Ocean Park
Long Beach
Victoria
Strait of Juan de Fuca

LARGEST SNOHOMISH COUNTY BANK

Banks Headquartered in Snohomish County: December 31, 2008

- $4.1B* — Frontier Bank
- $1.6B* — Cascade Financial Corporation
- $1.3B* — CityBank
- $520M* — Golf Savings Bank
- $350M* — North County Bank
- $255M — 1st Security Bank
- $243M — Coastal Community Bank
- $207M* — First Heritage Bank
- $206M — The Bank of Washington
- $185M* — Prime Pacific Bank
- $149M — Pacific Crest Savings Bank
- $133M — Mountain Pacific Bank
- $123M — UniBank
- $45M* — Bank of Everett

Banks Headquartered in Snohomish County: March 31, 2020

As of March 31, 2020, largest bank headquartered in Snohomish County

- $1.8B — 1st Security Bank
- $1.2B — Coastal Community Bank
- $390M — Mountain Pacific Bank
- $354M — UniBank
- $230M — Pacific Crest Savings Bank

*Denotes a financial institution no longer headquartered in Snohomish County
Note: Dollar amountare for assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution web site & SNL Financial

RESPONSE TO THE COVID-19 PANDEMIC

- Offering payment and financial relief programs for borrowers impacted by the COVID-19 pandemic.
- Participating in the Paycheck Protection Program ("PPP"). 285 approvals and 280 fundings as of April 21, 2020 for borrowers in the communities we serve. Funded over $62.0 million in PPP loans.
- Providing payment relief for approximately 240 requests as of April 21, 2020 on portfolio loans (commercial, residential and consumer) totaling $71.3 million in outstanding principal balances. The primary method of relief is to allow the borrower up to 90-day loan payment deferments, and, on a more limited basis waived extension fees, late fees or interest only loan payments and suspended foreclosure proceedings.
- Identified $84.4 million of loans that are in industries potentially impacted by the COVID-19 pandemic with related risk classification downgrades in March 2020.
- Serving our communities by having all of our branches open via drive thru and by appointment; and to enhance health and safety measures, approximately 70% of our staff have been approved to work remotely, where feasible.

LONG TERM STRATEGIC PLAN

- ✓ Expansion of commercial business lending program
- ✓ Increase in-house originations of residential mortgage loans which are primarily sold into the secondary market through the mortgage banking platform and commercial real estate lending
- ✓ Maintaining and improving asset quality
- ✓ Emphasize lower cost core deposits to reduce the costs of funding growth
- ✓ Offer a wide range of products and services to meet our customers' banking needs
- ✓ Expand into new markets based on current product offerings

FINANCIAL PERFORMANCE

FIRST QUARTER 2020 HIGHLIGHTS

Financial Highlights for Q1 2020	▪ Total assets of $1.85 billion ▪ Gross loans of $1.41 billion ▪ Net income of $5.2 million
Q1 2020 YTD	▪ Diluted earnings per share of $1.14 ▪ Tangible book value per share of $45.50[1] ▪ Announced twenty-ninth quarterly cash dividend
Selected Performance Ratios	▪ ROAA of 1.20% ▪ ROAE of 10.23% ▪ Net Interest Margin of 4.30% ▪ Efficiency Ratio of 61.39%
Credit Quality Ratios	▪ Non-performing Assets (NPAs) as a percentage of total assets of 0.18% ▪ Allowance for Loan Losses as a percentage of gross loans of 1.20% Note: Anchor loans shown "net" of fair value discount of $2.3 million
Capital Position	▪ Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered "Well-Capitalized"

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

FRANCHISE GROWTH

- Expanded access to the Olympic Peninsula market through our branch and Anchor Bank acquisitions
- Ability to expand commercial real estate lending including "in-city" construction in the Seattle-area marketplace
- Personnel and systems in place to manage increased asset size
- Anchor acquisition fully integrated


Total Assets ($M)
$678
$828
$982
$1.62B
$1.71B
$1.85B
2015
2016
2017
2018
2019
Q1 2020

1ST SECURITY BANK

FS BANCORP, INC.

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($M) (1)



$555
$656
$827
$1.33B
$1.42B
$1.52B
6.20%
5.78%
5.80%
5.98%
6.22%
5.84%
2015
2016
2017
2018
2019
Q1 2020

Source: Yields represent data presented in SNLFinancial

Loan Composition at March 31, 2020



Total Gross Loans (excl. HFS): $1.41B
Commercial 16%
Construction and development 12%
Home equity 3%
One-to-four-family (excludes loans held for sale) 21%
Multi-family 9%
Indirect home improvement and Other consumer 24%
(2)
Commercial and industrial 10%
Warehouse lending 5%
(3)

(1) Loans, net of deferred fees, costs, and includes HFS
(2) Other consumer includes solar and marine loans
(3) WH = Warehouse

CONSUMER LENDING

Q1 2020 Highlights

- $335.1 million outstanding
- $40.2 million in dealer originations
  - Up 24% from comparable Q1 2019
- Average Yield of 7.11%, down from 7.15% in Q4 2019
- Top 10 dealers accounted for $26.0 million (65%) of loan originations

Q1 2020 Dealer Production by State


Arizona 1%
Colorado 2%
Idaho 7%
California 23%
Washington 43%
Oregon 24%

2009 vs. Q1 2020 Portfolio Credit Quality


2009
Q1'20
16.50%
5.41%
23.20%
16.94%
60.30%
77.29%
<680
680-719
720+

FICO Scores

Portfolio Characteristics


Auto + Recreational 0.1%
Other 0.6%
Marine 20.8%
Solar 13.0%
Indirect Home Improvement 65.5%

HOME LENDING

Q1 2020 Highlights

- One-to-four family loans originated increased $33.0 million, or 13.1%, to $285.6 million, compared to $252.6 million for the preceding quarter
- Loan Sales: $212.4 million
- Purchase production was 40.1% of 1-4 family loan originations versus 59.9% for refinance production
- Increases in originations were primarily attributed to the refinance activity over the last year in response to decreases in market interest rates

Q1 2020 Mortgage Servicing

- Servicing unpaid principal balance: $1.49 billion and 5,417 loans
- Q1 2020 notional servicing: $109.7 million increase quarter over quarter

Quarterly Closed Volume & Cash Margin on Loans Sold


$142.6
2.98%
$216.8
2.32%
$244.1
2.43%
$206.8
2.43%
$155.0
2.60%
$160.6
2.53%
$175.0
2.40%
$147.1
2.15%
$143.7
1.53%
$208.0
1.67%
$247.3
1.68%
$233.8
1.90%
$212.4
1.96%
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20

Note: Quarterly closed volume is listed in millions

Home Lending Gain on Sale Revenue as a Percentage of Total Revenue


22%
78%
24%
76%
32%
68%
33%
67%
28%
72%
19%
81%
15%
85%
22%
78%
2013
2014
2015
2016
2017
2018
2019
Q1 2020
Banking Revenue
Home Lending Gain on Sale

Total Revenues ($M)


$80
$70
$60
$50
$40
$30
$20
$10
$-
$20
$3
$6
$22
$2
$8
$28
$3
$15
$34
$5
$19
$41
$6
$18
$52
$12
$15
$70
$9
$14
$17
$3
$6
2013
2014
2015
2016
2017
2018
2019
Q1 2020
Net Interest Income
Non Interest Income
Gain on Sale

COMMERCIAL BUSINESS LENDING

Q1 2020 Commercial & Industrial (C&I)

- C&I commitments were $321.7 million
- Outstanding balances were $214.1 million relative to $201.6 million at December 31, 2019
- The $12.5 million of quarter over sequential quarter increase in commercial business lending was largely attributed to increases in both Construction WH and Mortgage WH.
- No PPP Loans included as of March 31, 2020

Q1 2020 Product Mix

Outstanding C&I Balance: $214.1 million


(1)
Const. WH
$51,288
24%
Other C&I Loans
$149,086
70%
Mtg. WH
$13,729
6%

(1) WH =Warehouse

1ST SECURITY BANK

FS BANCORP, INC.

CONSTRUCTION & DEVELOPMENT LENDING

Q1 2020 Highlights

- $280.7 million committed
- $168.7 million outstanding
- 6.39% average coupon rate
- Majority of originations in King County
- Focus on "in-city", infill speculative lending to a select group of relationship customers

Quarterly C&D Loans Outstanding ($M)



$70.6 Q1 2015
$63.6 Q2 2015
$78.0 Q3 2015
$80.8 Q4 2015
$76.7 Q1 2016
$76.9 Q2 2016
$90.5 Q3 2016
$94.8 Q4 2016
$104.9 Q1 2017
$119.7 Q2 2017
$129.4 Q3 2017
$143.1 Q4 2017
$143.6 Q1 2018
$160.5 Q2 2018
$191.2 Q3 2018
$246.6 Q4 2018
$218.3 Q1 2019
$214.3 Q2 2019
$200.3 Q3 2019
$179.7 Q4 2019
$168.7 Q1 2020

ASSET QUALITY

Non-performing Assets ($M)[1]



$1.0
$0.7
$1.0
$4.6
$3.2
$3.3
0.15%
0.09%
0.11%
0.26%
0.19%
0.18%
2015
2016
2017
2018
2019
Q1 2020

Net Charge-offs (Recoveries) / Average Loans



0.11%
(0.00)%
0.03%
0.00%
0.15%
0.00%
2015
2016
2017
2018
2019
Q1 2020

(1) Non-performing Assets consists of non-performing loans (which include non-accruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets

DEPOSIT COMPOSITION AND GROWTH

March 31, 2020

Total Deposits: $1.45 billion


Certificates of deposits over $250,000
$85,185
Noninterest-bearing checking
$285,566
(1)
Interest-bearing checking
$208,952
MMDA and Savings
$426,457
Certificates of deposits under $250,000
$440,109

Total Deposits ($M) and Cost of Deposits (%)


$485
0.69%
(2)
$713
0.48%
$830
0.50%
(3)
$1.27B
0.80%
$1.39B
1.21%
$1.45B
1.08%
2015
2016
2017
2018
2019
Q1 2020

(1) Noninterest-bearing checking includes escrow accounts related to mortgages serviced
(2) Branch acquisition during Q1 2016
(3) Anchor acquisition in Q4 2018

COMPOSITION COMPARISON YEAR OVER YEAR

March 31, 2020

Total Deposits: $1.45 billion


Checking
34%
Certificates of deposits
36%
MMDA and Savings
30%

March 31, 2019

Total Deposits: $1.32 billion


Checking
32%
Certificates of deposits
38%
MMDA and Savings
30%

INCOME STATEMENT TRENDS

Net Income ($M)



$8.9
$10.5
$14.1
$24.3 *
$22.7
$5.2
2015
2016
2017
2018
2019
Q1 2020

*Includes $7.4 million in Bargain Purchase Gain (BPG)

Total Revenues ($M)



$105
$85
$65
$45
$25
$5
-$15
$45.6
$57.4
$64.6
$78.9
$93.3
$26.4
2015
2016
2017
2018
2019
Q1 2020
Net Interest Income
Non-Interest Income
Total Revenue

Total Expenses ($M)



Non-Interest Expense
$28.8
$38.9
$44.0
$48.8
$62.3
$16.2
2015
2016
2017
2018
2019
Q1 2020

SELECTED PERFORMANCE RATIO TRENDS

ROAA


1.52%
1.31%
1.48%
2.07%
1.38%
1.20%
2015
2016
2017
2018
2019
Q1 2020

ROAE


12.73%
13.84%
12.25%
18.14%
11.92%
10.23%
2015
2016
2017
2018
2019
Q1 2020

Efficiency Ratio


64.95%
67.78%
66.95%
61.87%
66.78%
61.39%
2015
2016
2017
2018
2019
Q1 2020

Net Interest Margin (1)


5.01%
4.43%
4.72%
4.61%
4.53%
4.30%
2015
2016
2017
2018
2019
Q1 2020

(1) Net interest margin on a tax equivalent basis

BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share


$2.93
$3.51
$4.28
$6.29
$5.01
$1.14
2015
2016
2017
2018
2019
Q1 2020

Reported Book Value Per Share


$25.18
$28.32
$34.47
$41.19
$45.85
$47.29
2015
2016
2017
2018
2019
Q1 2020

CAPITAL STRATEGY

Franchise Growth

- Continue organic asset growth across our diverse group of lending channels
- Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital
- Continue to invest in the Bank's business lending platform and Small Business Administration lending
- Focus on core deposit generation to fund asset growth

Dividends

- Will pay twenty-ninth consecutive quarterly cash dividend on May 21, 2020
- Dividend of $0.21 per share was increased in the fourth quarter of 2020

Shareholder Value

- Continue to focus on increasing shareholder value through our business plan execution
- Repurchased 136,243 shares during the first quarter 2020 at an average price per share of $39.30

INVESTMENT HIGHLIGHTS

- Seasoned management team with deep local market knowledge
- Robust, diversified growth in consumer, commercial, and real estate lending
- Stable core deposit growth
- Diverse revenue metrics
- Attractive core banking markets
- Focused credit team with experience in credit management

1ST SECURITY BANK

FS BANCORP, INC.

CONTACT INFORMATION

Matthew Mullet
mattm@fsbwa.com
Chief Financial Officer
(425) 697-8026

Kelli Nielsen
Kelli.Nielsen@fsbwa.com
EVP Retail Banking & Marketing
(425) 275-4347

Vickie Jarman
vickiej@fsbwa.com
EVP Chief Human Resources/WOW Officer
(425) 697-8019

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures

This presentation includes unaudited non-GAAP financial measures, including tangible book value per share. We present non-GAAP financial measures herein because our management believes that such information provides useful information about our operating performance. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP.

($ in 000's)		March 31, 2020		December 31, 2019		September 30, 2019		June 30, 2019		March 31, 2019
Stockholders' equity	$	200,829	$	200,242	$	194,257	$	189,426	$	185,952
Goodwill and core deposit intangible, net		(7,593)		(7,769)		(7,959)		(8,149)		(8,339)
Tangible common stockholders' equity	$	193,236	$	192,473	$	186,298	$	181,277	$	177,613
Common shares outstanding at end of period		4,246,619		4,366,984		4,354,335		4,387,061		4,377,638
Common stockholders' equity (book value) per share (GAAP)	$	47.29	$	45.85	$	44.61	$	43.18	$	42.48
Tangible common stockholders' equity (tangible book value)*	$	45.50	$	44.08	$	42.79	$	41.32	$	40.57

*Per share (non-GAAP)

Source: Press Release

($ in 000's)		March 31, 2020		December 31, 2019		September 30, 2019		June 30, 2019		March 31, 2019
Stockholders' equity	$	200,829	$	200,242	$	194,257	$	189,426	$	185,952
Common shares outstanding at end of period		4,246,619		4,366,984		4,354,335		4,387,061		4,377,638
Common stockholders' equity (book value) per share (GAAP)	$	47.29	$	45.85	$	44.61	$	43.18	$	42.48

Source: Press Release